UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 20, 2016

Sunrun Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Market Street, 29th Floor

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 580-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Sunrun Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 20, 2016.  The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of Class I Directors

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Lynn Jurich	63,450,280	93,356	12,757,095
Steven Vassallo	63,352,911	190,725	12,757,095

Lynn Jurich and Steven Vassallo were duly elected as Class I directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

Votes For	Votes Against	Abstentions
76,103,317	66,044	131,370

The Company’s stockholders approved Ernst & Young LLP, independent registered public accountants, to audit the Company’s financial statements for the fiscal year ending December 31, 2016, as disclosed in the proxy statement relating to the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Mina Kim
Mina Kim General Counsel

Date:  May 23, 2016